UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 21, 2008

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (843) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANTORY NOTE

Force Protection, Inc. is amending Item 5. 02 of its Current Report on Form 8-K dated November 21, 2008 and filed on November 26, 2008 to correct the number of shares underlying the stock option award granted to Lenna Ruth Macdonald from 52,000 to 50,000.  All other Items in the original Current Report on Form 8-K remain the same.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2008, Force Protection, Inc. (the “Company”) completed its annual meeting of shareholders for 2008.

At the annual meeting of shareholders, the Company’s shareholders approved and adopted the 2008 Stock Plan (the “2008 Plan”). The Company’s board of directors had approved the 2008 Plan on September 19, 2008, subject to shareholder approval. A description of the material provisions of the 2008 Plan are included under the caption “Proposal Four:  Approval of 2008 Stock Plan” in the Company’s Proxy Statement as filed with the Securities and Exchange Commission on October 15, 2008, which description is incorporated herein by reference. A copy of the 2008 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 21, 2008, the Company’s Compensation Committee approved the grant of restricted stock awards and stock option awards to the Company’s directors and executive officers pursuant to the 2008 Plan, as follows:

Name	Title	Restricted Stock Award	Stock Option Award	Option Exercise Price
Major General Jack A. Davis	Director	21,400	—	$3.28
John S. Day	Director	21,400	—	$3.28
Lieutenant General Roger G. Thompson, Jr.	Director	21,400	—	$3.28
John W. Paxton, Sr.	Director	21,400	—	$3.28
Michael Moody	President, Chief Executive Officer and Director	250,000	170,000	$3.28
Charles Mathis	Chief Financial Officer	65,000	25,000	$3.28
Lenna Ruth Macdonald	Chief Strategy Officer, General Counsel and Corporate Secretary	125,000	50,000	$3.28
Daniel Busher	Executive Vice President - Operations	25,000	20,000	$3.28
Mark Edwards	Executive Vice President - Development	25,000	20,000	$3.28

Name(1)	Title	Restricted Stock Award	Stock Option Award	Option Exercise Price
Damon Walsh	Executive Vice President -Customer Operations	25,000	20,000	$3.28

Each restricted stock award is subject to forfeiture restrictions, which lapse in three equal annual installments commencing on November 21, 2009.  Each stock option award vests in three equal annual installments, commencing on November 21, 2009.

On November 21, 2008, the Compensation Committee approved the form of restricted stock agreement and form of stock option agreement for directors and named executive officer for awards pursuant to the 2008 Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: February 11, 2009
/s/ Lenna Ruth Macdonald
(Signature)

	Name:	Lenna Ruth Macdonald
	Title:	Chief Strategy Officer, General Counsel & Corporate
Secretary